UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2007 (July 2, 2007)

OMNI FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328

(Address of principal executive offices)

(770) 396-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Completion of Acquisition of Assets

On July 2, 2007, Omni National Bank (“Omni”), a wholly owned subsidiary of Omni Financial Services, Inc., completed its previously announced acquisition of a Texas charter and banking office pursuant to the transactions contemplated by its Stock Purchase Agreement with First Bank Lubbock Bancshares, Inc. (“FBL”) and FBL’s wholly owned subsidiary, Outsource Delaware Capital Group, Inc. dated April 6, 2007. A copy of the press release announcing the completion of the acquisition is attached to this report, and a copy of the Stock Purchase Agreement is incorporated by reference herein as set forth below.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement dated April 6, 2007 between Omni National Bank, First Bank Lubbock Bancshares, Inc. and Outsource Delaware Capital Group, Inc. (1)

99.1	Press Release dated July 5, 2007 (furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended)

(1)	Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K previously filed by Omni Financial Services, Inc. with the Commission on April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

Dated: July 5, 2007	By:	/s/ Irwin M. Berman
Name: Irwin M. Berman Title: President and Chief Operating Officer